Condensed Consolidated Balance Sheets (USD $) In Thousands	Jun. 30, 2011	Dec. 31, 2010	Dec. 31, 2009
ASSETS
Cash and cash equivalents	$ 1,713	$ 240	$ 1,004
Accounts receivable	587	326	629
Inventory, less allowances of $18	334	726	653
Prepaid expenses and other current assets	99	190	135
Total current assets	2,733	1,482	2,421
Property and equipment, net	61	108	210
Other assets			21
Total assets	2,794	1,590	2,652
LIABILITIES AND STOCKHOLDERS' EQUITY
Short-term borrowings		500
Accounts payable	464	441	455
Accrued expenses	102	481	239
Deferred revenue		33
Total current liabilities	566	1,455	694
Total liabilities		1,455	694
Commitments and Contingencies
Stockholders' equity:
Preferred stock
Common stock	10	2	2
Additional paid-in capital	95,365	92,019	91,855
Accumulated other comprehensive income	70	22	76
Accumulated deficit	(93,217)	(91,908)	(89,975)
Total stockholders' equity	2,228	135	1,958
Total liabilities and stockholders' equity	$ 2,794	$ 1,590	$ 2,652